Exhibit 99.1

Hot Topic, Inc. Reports 3rd Quarter Financial Results

CITY OF INDUSTRY, Calif.--(BUSINESS WIRE)--November 16, 2011--Hot Topic, Inc. (Nasdaq: HOTT), reported results for its third quarter of fiscal 2011 (13 weeks) ended October 29, 2011.

The company reported net income in the third fiscal quarter of $3.1 million, or $0.07 per share, compared to net income of $0.4 million, or $0.01 per share, for the comparable period last year. The results for the third quarter ended October 30, 2010 include a non-cash asset impairment charge of $3.0 million, or $0.04 per diluted share, related to the impairment of ShockHound assets. On a non-GAAP basis, which excludes the ShockHound impairment, the third quarter 2010 results were net income of $0.05 per share. (Refer to GAAP to non-GAAP reconciliation).

Total sales for the third quarter of fiscal 2011 decreased 4.0% to $175.8 million compared to $183.2 million for the third quarter last year. Total company comparable store sales decreased 1.6% for the third quarter of fiscal 2011. A summary of the sales results by division was included in the third quarter sales release.

A conference call to discuss third quarter results, business trends, guidance and other matters is scheduled for November 16, 2011 at 4:30 PM (ET). The live conference call number is 800-299-9630, pass code “Hot Topic,” and will be accessible to all interested parties. It will also be webcast on the company’s Investor Relations website located at http://investorrelations.hottopic.com. A replay of the conference call will be available at 888-286-8010, pass code 29979044, for approximately two weeks. In addition, a webcast replay of the conference call will be available on the company’s Investor Relations website for approximately two weeks.

Hot Topic, Inc. is a mall and web based specialty retailer operating the Hot Topic and Torrid concepts. Hot Topic offers music/pop culture-licensed and music/pop culture-influenced apparel, accessories, music and gift items for young men and women principally between the ages of 12 and 22. Torrid offers apparel, lingerie, shoes and accessories designed for various lifestyles for plus-size females principally between the ages of 15 and 29. As of October 29, 2011, the company operated 634 Hot Topic stores in all 50 states, Puerto Rico and Canada, 146 Torrid stores, and Internet stores hottopic.com and torrid.com. During the third quarter of fiscal 2011, the company opened one Torrid store and closed two Hot Topic stores. The company also remodeled or relocated ten Hot Topic stores and one Torrid store during the quarter.

This news release and the aforementioned conference call contain forward-looking statements, which may include statements relating to financial results, guidance, store and online operations (including closures, remodels and relocations), projections, financial performance including cost reductions and changes in business operations, and related matters. These statements involve risks and uncertainties, including risks and uncertainties associated with meeting expected financial results, fluctuations in sales and comparable store sales results, music, license and fashion trends, competition from other retailers, uncertainties generally associated with specialty retailing, technology and other risks associated with Internet sales, the effect of negative conditions in the economic environment (including global capital and credit markets), the effect of severe weather or natural disasters, political and/or social changes or events that could negatively impact shopping patterns and/or mall traffic, relationships with mall developers and operators, relationships with our vendors, litigation proceedings and contingent liabilities, as well as other risks detailed in the company’s SEC reports including its Annual Report on Form 10-K for the year ended January 29, 2011, and its Quarterly Reports on Form 10-Q. Historical results achieved are not necessarily indicative of the future prospects of the company, and actual results or circumstances could differ materially from the forward-looking statements.

HOT TOPIC, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	Oct. 29, 2011	Oct. 30, 2010

Net sales	$175,822	$183,219
Cost of goods sold, including buying, distribution and occupancy costs	116,238	118,669
Gross margin	59,584	64,550
Selling, general & administrative expenses	55,361	64,229
Income from operations	4,223	321
Interest and other income, net	88	114
Income before provision for income taxes	4,311	435
Provision for income taxes	1,198	45
Net income	$3,113	$390

Earnings per share:
Basic and Diluted	$0.07	$0.01
Shares used in computing earnings per share:
Basic	43,942	44,616
Diluted	44,481	44,662

	Nine Months Ended
	Oct. 29, 2011	Oct. 30, 2010

Net sales	$488,045	$495,873
Cost of goods sold, including buying, distribution and occupancy costs	329,389	330,838
Gross margin	158,656	165,035
Selling, general & administrative expenses	176,919	178,066
Loss from operations	(18,263)	(13,031)
Interest and other income, net	222	246
Loss before benefit for income taxes	(18,041)	(12,785)
Benefit for income taxes	(7,274)	(5,128)
Net loss	$(10,767)	$(7,657)

Loss per share:
Basic and Diluted	$(0.24)	$(0.17)
Shares used in computing loss per share:
Basic and Diluted	44,492	44,526

HOT TOPIC, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	Oct. 29, 2011	Oct. 30, 2010
Current Assets:
Cash, cash equivalents and short-term investments	$41,776	$57,952
Inventory	84,911	90,743
Prepaid expenses and other	25,859	22,421
Deferred tax assets	2,832	6,036
Total current assets	155,378	177,152
Property and equipment, net	108,413	130,522
Deposits and other	4,743	4,258
Long-term investments	1,737	2,480
Deferred tax assets	6,395	6,113
Total assets	$276,666	$320,525

Current Liabilities:
Accounts payable	$33,896	$29,785
Accrued liabilities	36,637	35,023
Income taxes payable	665	538
Total current liabilities	71,198	65,346
Deferred rent	21,559	28,594
Deferred compensation liability	4,587	4,094
Income taxes payable	1,224	2,380
Total liabilities	98,568	100,414
Total shareholders’ equity	178,098	220,111
Total liabilities and shareholders’ equity	$276,666	$320,525

OTHER DATA
(Dollars in thousands)
(Unaudited)

	Nine Months Ended
	Oct. 29, 2011	Oct. 30, 2010
Depreciation and amortization	$27,070	$29,397
Capital expenditures	$17,112	$23,739

Total company store square footage	1,486,000	1,585,000
Hot Topic average store size	1,770	1,762
Torrid average store size	2,497	2,496

HOT TOPIC, INC.
RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	October 29, 2011			October 30, 2010
	Reported	Charges	Non-GAAP	Reported	Charges	Non-GAAP
Net sales	$175,822	$-	$175,822	$183,219	$-	$183,219
Cost of goods sold, including buying, distribution and occupancy costs	116,238	-	116,238	118,669	-	118,669
Gross margin	59,584	-	59,584	64,550	-	64,550
Selling, general and administrative expenses	55,361	-	55,361	64,229	2,976	61,253
Income from operations	4,223	-	4,223	321	2,976	3,297
Interest and other income, net	88	-	88	114	-	114
Income before provision for income taxes	4,311	-	4,311	435	2,976	3,411
Provision for income taxes	1,198	-	1,198	45	1,193	1,238
Net income	$3,113	$-	$3,113	$390	$1,783	$2,173

Loss per share:
Basic	$0.07		$0.07	$0.01		$0.05
Diluted	$0.07		$0.07	$0.01		$0.05
Shares used in computing loss per share:
Basic	43,942		43,942	44,616		44,616
Diluted	44,481		44,481	44,662		44,662

	Nine Months Ended
	October 29, 2011			October 30, 2010
	Reported	Charges	Non-GAAP	Reported	Charges	Non-GAAP
Net sales	$488,045	$-	$488,045	$495,873	$-	$495,873
Cost of goods sold, including buying, distribution and occupancy costs	329,389	5,401	323,988	330,838	-	330,838
Gross margin	158,656	5,401	164,057	165,035	-	165,035
Selling, general and administrative expenses	176,919	11,176	165,743	178,066	2,976	175,090
Loss from operations	(18,263)	16,577	(1,686)	(13,031)	2,976	(10,055)
Interest and other income, net	222	-	222	246	-	246
Loss before benefit for income taxes	(18,041)	16,577	(1,464)	(12,785)	2,976	(9,809)
Benefit for income taxes	(7,274)	6,283	(991)	(5,128)	1,193	(3,935)
Net loss	($10,767)	$10,294	($473)	($7,657)	$1,783	($5,874)

Loss per share:
Basic	$(0.24)		$(0.01)	$(0.17)		$(0.13)
Diluted	$(0.24)		$(0.01)	$(0.17)		$(0.13)
Shares used in computing loss per share:
Basic	44,492		44,492	44,526		44,526
Diluted	44,492		44,492	44,526		44,526

NON-GAAP PERFORMANCE MEASURES – Hot Topic, Inc. reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that non-GAAP performance measures, which exclude certain items that the Company does not consider part of its ongoing operating results when assessing the performance of the Company, present the operating results of the Company on a basis consistent with those used in managing the Company's business and provide users of the Company's financial information with a more meaningful report on the condition of the Company's business. Non-GAAP performance measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.

Within this release, the Company has excluded the following items for its non-GAAP performance measures:

Year-To-Date (nine months ended October 29, 2011) - $16.6 million of charges consist of the following items:

  $17.2 million of charges, comprising of $6.2 million in cost of goods sold and $11.0 million in selling, general and administrative expenses, related to the strategic business changes previously announced on March 28, 2011.
  ($0.6) million net recovery of charges, comprising of $0.8 million recovery in cost of goods sold and $0.2 million charge in selling, general and administrative expenses, related to the implementation of the cost reduction plan previously announced on November 16, 2010.

Third quarter of fiscal 2010 and Year-To-Date (three and nine months ended October 30, 2010) - $3.0 million of charges consist of the following items:

  $3.0 million non-cash asset impairment charge relating to the impairment of ShockHound assets in selling, general and administrative expenses.

CONTACT:
Hot Topic, Inc., City of Industry, CA
Jim McGinty, CFO, 626-839-4681 x2675